Exhibit 99.1
Darden Restaurants Reports Fiscal 2025 Third Quarter Results;
Declares Quarterly Dividend;
And Updates Fiscal 2025 Financial Outlook

ORLANDO, Fla., March 20, 2025 /PRNewswire/ -- Darden Restaurants, Inc. (NYSE:DRI) today reported its financial results for the third quarter ended February 23, 2025.

Third Quarter 2025 Financial Highlights, Comparisons Versus Same Fiscal Quarter Last Year
•Total sales increased 6.2% to $3.2 billion, driven by a blended same-restaurant sales* increase of 0.7% and sales from the acquisition of 103 Chuy's restaurants and 40 net new restaurants
•Same-restaurant sales:

Consolidated Darden*	0.7%
Olive Garden	0.6%
LongHorn Steakhouse	2.6%
Fine Dining	(0.8)%
Other Business*	(0.4)%
•Reported diluted net earnings per share from continuing operations were $2.74
•Excluding $0.06 of Chuy's transaction and integration related costs, adjusted diluted net earnings per share from continuing operations were $2.80, an increase of 6.9%**
•The Company repurchased $53 million of its outstanding common stock

* Will not include Chuy's until they have been owned and operated by Darden for a 16-month period (Q4 Fiscal 2026)
** See the "Non-GAAP Information" below for more details

“We had a solid quarter, and I am proud of how our teams managed their business and controlled what they could control,” said Darden President & CEO Rick Cardenas. “All of our segments grew total sales and segment profit margin, while several brands set sales records during the holidays and on Valentine’s Day, reinforcing the strength of our portfolio and the loyalty of our guests. Our ability to deliver profitable sales growth in a challenging environment is a testament to the strength of our business model and adherence to our proven strategy.”

Segment Performance
Segment profit represents sales, less costs for food and beverage, restaurant labor, restaurant expenses and marketing expenses. Segment profit excludes non-cash real estate related expenses. From the date of acquisition forward, sales and profits from Chuy's restaurants are included within the Other Business segment.

	Q3 Sales[1]		Q3 Segment Profit[1]
($ in millions)	2025	2024	2025	2024
Consolidated Darden	$3,158.0	$2,974.8
Olive Garden	$1,330.3	$1,310.2	$306.6	$294.7
LongHorn Steakhouse	$768.1	$730.7	$149.3	$136.6
Fine Dining	$385.3	$372.9	$86.1	$81.4
Other Business	$674.3	$561.0	$104.0	$83.7

	YTD Sales[2]		YTD Segment Profit[2]
($ in millions)	2025	2024	2025	2024
Consolidated Darden	$8,805.0	$8,432.7
Olive Garden	$3,831.9	$3,789.5	$832.7	$819.5
LongHorn Steakhouse	$2,191.7	$2,043.5	$411.1	$365.8
Fine Dining	$970.2	$964.4	$176.4	$177.7
Other Business	$1,811.2	$1,635.3	$266.9	$234.5

1 From the date of acquisition, October 11, 2024, forward, sales and profits from Chuy's restaurants are included within the Other Business segment.
2 From the date of acquisition, June 14, 2023, forward, sales and profits from Ruth's Chris restaurants are included within the Fine Dining segment. From the date of acquisition, October 11, 2024, forward, sales and profits from Chuy's restaurants are included within the Other Business segment.

Dividend Declared
Darden's Board of Directors declared a quarterly cash dividend of $1.40 per share on the Company's outstanding common stock. The dividend is payable on May 1, 2025 to shareholders of record at the close of business on April 10, 2025.

Share Repurchase Program
During the quarter, the Company repurchased approximately 0.3 million shares of its common stock for a total of $53 million. As of the end of the fiscal third quarter, the Company had $548 million remaining under the current $1 billion repurchase authorization.

Fiscal 2025 Financial Outlook
The Company updated its full year financial outlook for fiscal 2025 which includes Chuy's operating results, but excludes approximately $47 million, pre-tax, of expected transaction and integration related costs associated with the acquisition. The Company will provide additional details during its investor conference call scheduled for this morning at 8:30 am ET.

•Total sales of approximately $12.1 billion
•Same-restaurant sales growth of approximately 1.5%*
•New restaurant openings of 50 to 55
•Total capital spending of approximately $650 million
•Total inflation of approximately 2.5%
•An effective tax rate of approximately 12.5%
•118.3 million weighted average diluted shares outstanding
•Adjusted diluted net earnings per share from continuing operations of $9.45 to $9.52, excluding approximately $47 million, pre-tax, of Chuy's transaction and integration related costs**

* Does not include Ruth's Chris and Chuy's as they were not owned and operated by Darden for a 16-month period at the beginning of the fiscal year
** See the "Non-GAAP Information" below for more details

Investor Conference Call
The Company will host a conference call and slide presentation today, Thursday, March 20, 2025 at 8:30 am ET to review its recent financial performance. The call will be webcast live at: https://event.choruscall.com/mediaframe/webcast.html?webcastid=guS5xmCU. Please allow extra time prior to the call to visit the site and download any software required to listen to the webcast. Prior to the call, a slide presentation will be posted on the Investor Relations section of our website at: www.darden.com. For those who cannot access the Internet, please dial 1-877-407-9219. For those who cannot listen to the live broadcast, a replay will be available shortly after the call.

About Darden
Darden is a restaurant company featuring a portfolio of differentiated brands that include Olive Garden, LongHorn Steakhouse, Yard House, Ruth’s Chris Steak House, Cheddar's Scratch Kitchen, The Capital Grille, Chuy's, Seasons 52, Eddie V’s and Bahama Breeze. For more information, please visit www.darden.com.

Information About Forward-Looking Statements
Forward-looking statements in this communication regarding our expected earnings performance and all other statements that are not historical facts, including without limitation statements concerning our future economic performance, are made under the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Any forward-looking statements speak only as of the date on which such statements are first made, and we undertake no obligation to update such statements to reflect events or circumstances arising after such date. We wish to caution investors not to place undue reliance on any such forward-looking statements. By their nature, forward-looking statements involve risks and uncertainties that could cause actual results to materially differ from those anticipated in the statements. The most significant of these uncertainties are described in Darden's Form 10-K, Form 10-Q and Form 8-K reports. These risks and uncertainties include: a failure to address cost pressures and a failure to effectively deliver cost management activities, economic factors and their impacts on the restaurant industry and general macroeconomic factors including unemployment, energy prices, tariffs and interest rates, the inability to hire, train, reward and retain restaurant team members, a failure to develop and recruit effective leaders, labor and insurance costs, health concerns including food-related pandemics or outbreaks of flu or other viruses, food safety and food-borne illness concerns, technology failures including failure to maintain a secure cyber network, compliance with privacy and data protection laws and risks of failures or breaches of our data protection systems, the inability to successfully complete our integration of Chuy's Holdings operations into our business, risks relating to public policy changes and federal, state and local regulation of our business, intense competition, changing consumer preferences, an inability or failure to manage the accelerated impact of social media, a failure to execute innovative marketing and guest relationship tactics, climate change, adverse weather conditions and natural disasters, long-term and non-cancelable property leases, failure to execute a business continuity plan following a disaster, shortages or interruptions in the delivery of food and other products and services, failure to drive profitable sales growth, a lack of availability of suitable locations for new restaurants, higher-than-anticipated costs to open, close, relocate or remodel restaurants, risks of doing business with franchisees, licensees and vendors in foreign markets, volatility in the market value of derivatives, volatility leading to the inability to hedge equity compensation market exposure, failure to protect our intellectual property, environmental, social and governance risk, including disclosure expectations and the impacts of third party ratings, litigation, unfavorable publicity, disruptions in the financial markets, impairment in the carrying value of our goodwill or other intangible assets, changes in tax laws or unanticipated tax liabilities, failure of our internal controls over financial reporting and other factors and uncertainties discussed from time to time in reports filed by Darden with the Securities and Exchange Commission.

Non-GAAP Information
The information in this press release includes financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”), such as adjusted diluted net earnings per share from continuing operations. The Company’s management uses these non-GAAP measures in its analysis of the Company’s performance. The Company believes that the presentation of certain non-GAAP measures provides useful supplemental information that is essential to a proper understanding of the operating results of the Company’s businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of these non-GAAP measures are included in this release.

(Analysts) Courtney Aquilla, (407) 245-5054; (Media) Rich Jeffers, (407) 245-4189

Fiscal Q3 Reported to Adjusted Earnings Reconciliation
	Q3 2025				Q3 2024
$ in millions, except per share amounts	Earnings Before Income Tax	Income Tax Expense	Net Earnings	Diluted Net Earnings Per Share	Earnings Before Income Tax	Income Tax Expense	Net Earnings	Diluted Net Earnings Per Share
Reported Earnings from Continuing Operations	$372.7	$49.0	$323.7	$2.74	$350.9	$37.5	$313.4	$2.60
% Change vs Prior Year				5.4%
Adjustments:
Transaction and integration related costs[1]	8.4	1.9	6.5	0.06	6.8	4.8	2.0	0.02
Adjusted Earnings from Continuing Operations	$381.1	$50.9	$330.2	$2.80	$357.7	$42.3	$315.4	$2.62
% Change vs Prior Year				6.9%

1 In Q3 FY25, Chuy's associated costs. In Q3 FY24, Ruth's Chris associated costs.

Reconciliation of Fiscal 2025 Reported to Adjusted Earnings Outlook
	2025
Reported diluted net earnings per share from continuing operations	$9.12	to	$9.19
Chuy's transaction and integration related costs	0.40		0.40
Income tax expense	(0.07)		(0.07)
Adjusted diluted net earnings per share from continuing operations	$9.45	to	$9.52

Darden Restaurants, Inc.
Number of Company-Owned Restaurants

	2/23/25	2/25/24
Olive Garden	927	917
LongHorn Steakhouse	586	572
Cheddar's Scratch Kitchen	182	181
Chuy's	106	—
Yard House	89	88
Ruth's Chris Steak House	82	79
The Capital Grille	71	64
Seasons 52	45	44
Bahama Breeze	43	43
Eddie V's	30	30
The Capital Burger	4	4
Darden Continuing Operations	2,165	2,022

DARDEN RESTAURANTS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
(In millions, except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	2/23/2025	2/25/2024	2/23/2025	2/25/2024
Sales	$3,158.0	$2,974.8	$8,805.0	$8,432.7
Costs and expenses:
Food and beverage	953.6	920.2	2,673.1	2,617.0
Restaurant labor	995.0	937.1	2,811.1	2,693.3
Restaurant expenses	507.1	471.9	1,443.0	1,368.9
Marketing expenses	35.4	31.7	128.9	107.2
General and administrative expenses	116.7	108.2	387.2	376.3
Depreciation and amortization	131.9	117.9	381.1	340.2
Impairments and disposal of assets, net	0.1	0.4	1.1	11.0
Total operating costs and expenses	$2,739.8	$2,587.4	$7,825.5	$7,513.9
Operating income	418.2	387.4	979.5	918.8
Interest, net	45.5	36.5	128.8	103.3
Earnings before income taxes	372.7	350.9	850.7	815.5
Income tax expense	49.0	37.5	103.7	95.0
Earnings from continuing operations	$323.7	$313.4	$747.0	$720.5
Losses from discontinued operations, net of tax benefit of $0.2, $0.6, $0.7 and $1.0, respectively	(0.3)	(0.5)	(1.2)	(1.0)
Net earnings	$323.4	$312.9	$745.8	$719.5
Basic net earnings per share:
Earnings from continuing operations	$2.76	$2.62	$6.35	$6.00
Losses from discontinued operations	—	—	(0.01)	(0.01)
Net earnings	$2.76	$2.62	$6.34	$5.99
Diluted net earnings per share:
Earnings from continuing operations	$2.74	$2.60	$6.30	$5.95
Losses from discontinued operations	—	—	(0.01)	—
Net earnings	$2.74	$2.60	$6.29	$5.95
Average number of common shares outstanding:
Basic	117.2	119.4	117.7	120.1
Diluted	118.0	120.4	118.5	121.0

DARDEN RESTAURANTS, INC.
CONSOLIDATED BALANCE SHEETS
(In millions)

	2/23/2025	5/26/2024
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$224.2	$194.8
Receivables, net	65.6	79.1
Inventories	324.6	290.5
Prepaid income taxes	129.0	121.7
Prepaid expenses and other current assets	137.2	136.7
Total current assets	$880.6	$822.8
Land, buildings and equipment, net	4,671.3	4,184.3
Operating lease right-of-use assets	3,639.2	3,429.3
Goodwill	1,653.3	1,391.0
Trademarks	1,346.4	1,148.0
Other assets	370.1	347.6
Total assets	$12,560.9	$11,323.0
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$417.2	$399.5
Short-term debt	58.2	86.8
Accrued payroll	203.1	190.1
Accrued income taxes	1.1	6.1
Other accrued taxes	74.6	71.0
Unearned revenues	640.0	591.8
Other current liabilities	888.9	847.2
Total current liabilities	$2,283.1	$2,192.5
Long-term debt	2,123.0	1,370.4
Deferred income taxes	300.8	232.0
Operating lease liabilities - non-current	3,898.0	3,704.7
Other liabilities	1,753.0	1,580.9
Total liabilities	$10,357.9	$9,080.5
Stockholders’ equity:
Common stock and surplus	$2,278.3	$2,252.4
Retained earnings (deficit)	(108.4)	(35.5)
Accumulated other comprehensive income	33.1	25.6
Total stockholders’ equity	$2,203.0	$2,242.5
Total liabilities and stockholders’ equity	$12,560.9	$11,323.0

DARDEN RESTAURANTS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)

	Nine Months Ended
	2/23/2025	2/25/2024
Cash flows—operating activities
Net earnings	$745.8	$719.5
Losses from discontinued operations, net of tax	1.2	1.0
Adjustments to reconcile net earnings from continuing operations to cash flows:
Depreciation and amortization	381.1	340.2
Impairments and disposal of assets, net	1.1	11.0
Stock-based compensation expense	64.5	57.8
Change in current assets and liabilities and other, net	56.3	66.2
Net cash provided by operating activities of continuing operations	$1,250.0	$1,195.7
Cash flows—investing activities
Purchases of land, buildings and equipment	(472.6)	(460.8)
Proceeds from disposal of land, buildings and equipment	—	2.0
Cash used in business acquisitions, net of cash acquired	(613.7)	(699.9)
Purchases of capitalized software and changes in other assets, net	(13.3)	(17.3)
Net cash used in investing activities of continuing operations	$(1,099.6)	$(1,176.0)
Cash flows—financing activities
Net proceeds from issuance of common stock	38.9	37.0
Dividends paid	(494.6)	(472.1)
Repurchases of common stock	(367.2)	(356.6)
Proceeds from short-term debt, net	(28.6)	158.7
Proceeds from issuance of long-term debt, net	750.0	500.0
Principal payments on finance leases, net	(15.5)	(14.0)
Payments of debt issuance costs	(6.9)	(11.5)
Net cash used in financing activities of continuing operations	$(123.9)	$(158.5)
Cash flows—discontinued operations
Net cash used in operating activities of discontinued operations	(7.9)	(9.3)
Net cash used in discontinued operations	$(7.9)	$(9.3)

Increase (decrease) in cash, cash equivalents, and restricted cash	18.6	(148.1)
Cash, cash equivalents, and restricted cash - beginning of period	220.1	416.2
Cash, cash equivalents, and restricted cash - end of period	$238.7	$268.1

Reconciliation of cash, cash equivalents, and restricted cash:	2/23/2025	2/25/2024
Cash and cash equivalents	$224.2	$243.9
Restricted cash included in prepaid expenses and other current assets	14.5	24.2
Total cash, cash equivalents, and restricted cash shown in the statement of cash flows	$238.7	$268.1